                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


    Date of Report (Date of earliest event reported): October 27, 1997


                          ALLIANT TECHSYSTEMS INC.
          (Exact name of registrant as specified in its charter)


      DELAWARE                      1-10582               41-16726904
(State or other jurisdiction of   (Commission          (I.R.S. Employer
 incorporation or organization)   File Number)        Identification No.)


           600 SECOND STREET N.E.
             HOPKINS, MINNESOTA                    55343-8384
  (Address of principal executive office)          (Zip Code)


    Registrant's telephone number, including area code: (612) 931-6000


                               NOT APPLICABLE
   (Former name, former address and former fiscal year if changed from last report)


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Item 5.  Other Events.

       (a) Effective November 10, 1997, the registrant has entered into an Amendment No. 1 to Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 4.

       (b) The registrant is a defendant in a patent infringement case brought by Thiokol Corporation, which the registrant believes is without merit. The complaint does not quantify the amount of damages sought. Through its analysis of an October 27, 1997 court filing, the registrant now believes that, based on an economist's expert testimony, Thiokol may seek lost profits, interest and costs of approximately $260 million. The registrant continues to defend the case vigorously and has filed a motion for summary judgment asserting the invalidity of the subject patent based upon a sale of the subject materials by Thiokol more than one year prior to the filing of its patent application. Even if the registrant is found liable, it believes that damages should be based upon a reasonable royaltay of less than $5 million. In the judgment of the registrant's management, the case will not have a material adverse effect upon the registrant's future financial condition or results of operations. However, there can be no assurance that the outcome of the case will not have a material adverse effect on the registrant.

       The case, captioned "Thiokol Corporation vs. Alliant Techsystems Inc. and Hercules Incorporated," was filed in the United States District Court for the District of Delaware on November 15, 1995 and a non-jury trial is scheduled to commence in December 1997 if the registrant's summary judgment motion is not granted. Thiokol alleges that the rocket motor insulation used by the registrant in certain rocket motors infringes a patent owned by Thiokol. The complaint also seeks a trebling of any damages that may be awarded based upon an allegation of deliberate and willful infringement.

Item 7.  Financial Statements and Exhibits.

       (a) None.

       (b) None.

       (c) Exhibits.

            Exhibit No.                  Description of Exhibit
            -----------                  ----------------------

                 4 Amendment dated as of November 7, 1997 to the Amended and Restated Credit Agreement dated as of March 15, 1995 as amended and restated as of November 14, 1996 among the registrant, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Chase Manhattan Bank as Administrative Agent

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ALLIANT TECHSYSTEMS INC.
Date: November 14, 1997
                                          By: /s/ Charles H. Gauck
                                        Name: Charles H. Gauck
                                       Title: Secretary


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                           ALLIANT TECHSYSTEMS INC.

                                  FORM 8-K

                                EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.


Exhibit
Number                Description of Exhibit                   Method of Filing
-------               ----------------------                   ----------------
  4         Amendment dated as of November 7, 1997 to    Filed herewith electronically
            the Amended and Restated Credit Agreement
            dated as of March 15, 1995 as amended and
            restated as of November 14, 1996 among the
            registrant, the Lenders party thereto,
            Morgan Guaranty Trust Company of New York,
            as Documentation Agent and The Chase
            Manhattan Bank as Administrative Agent
